Dreyfus BASIC Municipal Money Market Portfolio

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                 Dreyfus BASIC Municipal Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Municipal Money Market Portfolio, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while many longer term asset prices declined. The overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Portfolio perform during the period?

For the six-month period ended February 28, 2001, the portfolio produced an annualized yield of 3.67%. Taking into account the effects of compounding, the portfolio provided an annualized effective yield of 3.73%.(1)

What is the portfolio's investment approach?

The portfolio seeks as high a level of current federally tax-exempt income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the portfolio is subject to maturity, quality and diversification requirements designed to help maintain a stable price per share

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which should position the portfolio to purchase new securities with higher yields if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased would tend to lengthen the portfolio's average weighted maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain then current yields for as long as we deem practical.

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

At  other  times, we typically try to maintain an average weighted maturity that
reflects    our   view   of   short-term   interest-rate   trends   and   future
supply-and-demand considerations.

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by changes in economic growth, monetary policy and supply-and-demand factors during the six-month period.

When the reporting period began on September 1, 2000, evidence had emerged that the Federal Reserve Board's (the "Fed") previous rate hikes were having the desired effect of slowing the economy. Later on in the reporting period, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November and December.

In January 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by half a percentage point at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another half-point at its scheduled meeting at the end of January. Yields of tax-exempt money market instruments declined with those of similar taxable investments in this new environment.

Despite slower growth, many states and municipalities continued to enjoy higher tax revenues over the six-month period, curtailing their need to borrow. Yet, at the same time, demand for tax-exempt money market instruments was very strong from individual investors seeking to protect wealth from heightened volatility in the stock market.


In this environment, we generally maintained the portfolio's average weighted maturity at a point that was in line with its competitors' average. Among the few exceptions to this neutral strategy, we maintained a modest relatively long average weighted maturity in September and October. This positioning proved advantageous as short-term tax-exempt interest rates fell.

What is the portfolio's current strategy?

As  of  the  end  of  the  reporting period, we are looking for opportunities to extend the portfolio's average weighted maturity to a point that is modestly longer than its competitors' average. We hope to lock in then prevailing yields for as long as we deem practical if, as we currently expect, interest rates
continue    to    decline.

From a security selection standpoint, we have recently relied primarily on Variable Rate Demand Notes (" VRDNs"), which are securities whose yields are reset daily or weekly. We continue to utilize the commercial paper market which affords us the flexibility of purchasing fixed-rate securities while staggering the maturities of the portfolio securities. We currently anticipate looking for opportunities to reduce the percentage of VRDNs held in the portfolio, and to increase the portfolio's exposure to longer term municipal notes when possible. This strategy is designed to capture then current higher yields for as long as
we    think    practical.

March 15, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.5%                                                               Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--5.4%

Decatur, IDB, SWDR, VRDN

  (Trico Steel Co. LLC Project)

   3.25% (LOC; Chase Manhattan Bank)                                                         25,000,000  (a)          25,000,000

CALIFORNIA--2.1%

California Higher Education Loan Authority Inc.

  Student Loan Revenue 4.45%, 7/1/2001

   (LOC; Student Loan Marketing Association)                                                 10,000,000               10,000,000

COLORADO--3.2%

Colorado Student Obligation Bond Authority

  Student Loan Revenue, VRDN

   3.25% (LOC; Student Loan Marketing Association)                                           15,000,000  (a)          15,000,000

DELAWARE--2.1%

Delaware Economic Development Authority, IDR, Refunding

  VRDN (Clean Power Project)

   3.45% (LOC; Motiva Enterprises LLC)                                                       10,000,000  (a)          10,000,000

DISTRICT OF COLUMBIA--1.1%

District of Columbia, College and University Revenue

  VRDN (George Washington University)

  3.50% (Insured; MBIA and Liquidity

   Facility; Bank of America)                                                                 5,000,000  (a)           5,000,000

FLORIDA--9.3%

Capital Projects Finance Authority, Revenue, VRDN

  Capital Projects Loan Program 3.20% (GIC; CDC Funding

  Corp. and Liquidity Facility: Bank of New York, Bayerishe

   Vereinsbank and Landesbank Hessen)                                                         3,000,000  (a)           3,000,000

Greater Orlando Aviation Authority, Airport Facilities Revenue

  Refunding, CP 4.20%, 3/27/2001

   (LOC; Morgan Guaranty Trust Co.)                                                           5,000,000                5,000,000

Gulf Breeze, Revenue, VRDN

  Local Government Loan Program 3.45%

   (Insured; FGIC and Liquidity Facility; Credit Local de France)                            10,165,000  (a)          10,165,000

Miami-Dade County Housing Finance Authority

  Home Ownership Mortgage, Housing Revenue

   4.80%, 4/16/2001 (LOC; AIG Funding Inc.)                                                   5,000,000                5,000,000

Orange County Health Facilities Authority, Revenues

  VRDN (Florida Hospital Association)

  3.20% (GIC; CDC Funding Corp. and Liquidity Facility:

  Bank of New York, Bank of Nova Scotia and

   Banque Paribas)                                                                           10,000,000  (a)          10,000,000

Pinellas County Housing Finance Authority, SFHR

  Multi-County Program 3.25%, 10/1/2001

   (GIC; Trinity Funding Corp.)                                                               5,000,000                5,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Sunshine State Governmental Financing Commission, Revenue

  VRDN 3.10% (Insured; AMBAC and Liquidity Facility;

   Credit Local de France)                                                                    5,000,000  (a)           5,000,000

GEORGIA--5.4%

Atlanta, Airport Revenue, VRDN (Merlots)

  3.35% (Insured; FGIC and Liquidity Facility;

   First Union National Bank)                                                                 5,070,000  (a)           5,070,000

Savannah Economic Development Authority, Industrial Revenue

   Exempt Facility, VRDN (Home Depot Project) 3.60%                                          20,000,000  (a)          20,000,000

ILLINOIS--3.7%

State of Illinois, Sales Tax Revenue

   6.90%, 6/15/2001                                                                           1,350,000  (b)           1,391,710

Illinois Development Finance Authority, PCR, Refunding

   VRDN (Amerencips Project) 3.60%                                                            7,000,000  (a)           7,000,000

Illinois Health Facilities Authority, Revenues

   (Evanston Northwestern Corp.) 4.75%, 5/31/2001                                             4,000,000                4,000,000

Lombard, MFHR, Refunding, VRDN (Clover Creek

   Apartments Project) 3.58% (LOC; FNMA)                                                      4,800,000  (a)           4,800,000

INDIANA--2.1%

Petersburg, SWDR, VRDN

   (Indiana Power and Light Co. Project) 3.25%                                               10,000,000  (a)          10,000,000

IOWA--2.1%

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Inc. Project) 3.30%                                                 10,000,000  (a)          10,000,000

KANSAS--.3%

Wyandotte County/Kansas City, Unified Government

  Renewal Municipal Temporary Notes, GO Notes

   4.10%, 2/1/2002                                                                            1,375,000                1,375,000

KENTUCKY--1.8%

Kentucky Governmental Agencies, COP

   TRAN 5.30%, 6/29/2001 (LOC; Fifth Third Bank)                                              3,440,000                3,448,656

Kentucky Interlocal School Transportation Association

   COP, TRAN 5%, 6/29/2001                                                                    5,000,000                5,009,440

LOUISIANA--.9%

New Orleans Finance Authority, SFMR

   4.45%, 4/1/2001 (LOC; AIG Funding Inc.)                                                    4,000,000                4,000,000

MASSACHUSETTS--1.6%

Pioneer Valley Transportation Authority, GO Notes

   RAN 4.875%, 8/3/2001                                                                       4,000,000                4,005,280

Springfield, GO Notes, BAN 5%, 6/22/2001 (LOC; Fleet Bank)                                    3,350,000                3,354,961

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--3.8%

Grand Rapids Economic Development Corporation

  Industrial Revenue, VRDN

  (Amway/Grand Plaza Hotel Facility # 1)

   3.55% (LOC; Old Kent Bank and Trust Co.)                                                   4,000,000  (a)           4,000,000

Michigan Housing Development Authority

  MFHR, Refunding, VRDN

  (River Place Apartments)

   3.35% (LOC; Bank of New York)                                                              7,900,000  (a)           7,900,000

Michigan Strategic Fund, LOR, VRDN

  (Pierce Foundation Project)

   3.55% (LOC; Michigan National Bank)                                                        5,970,000  (a)           5,970,000

MINNESOTA--3.6%

Minnesota Higher Education Coordinating Board

  Student Loan Revenue, VRDN, Supplement Student Loan

   Program 3.55% (LOC; Norwest Bank of Minnesota)                                            15,500,000  (a)          15,500,000

St. Paul Port Authority, IDR, VRDN (Ideal Printers Inc.)

   3.60% (LOC; Marshall and Ilsley Corp.)                                                     1,140,000  (a)           1,140,000

MISSISSIPPI--1.9%

Mississippi Business Finance Corporation, IDR, CP

  (Choctaw Generation):

      3.60%, 3/16/2001 (LOC; Chase Manhattan Bank)                                            5,000,000                5,000,000

      3.55%, 3/21/2001 (LOC; Chase Manhattan Bank)                                            3,600,000                3,600,000

MISSOURI--2.0%

Missouri Higher Education Loan Authority, Student Loan

  Revenue, Refunding, VRDN

  3.30% (Insured; MBIA and SBPA; State Street Bank

   and Trust Co.)                                                                             9,500,000  (a)           9,500,000

NEVADA--.9%

Clark County, EDR, VRDN

  (Lutheran Secondary School Association Project)

   3.65% (LOC; Allied Irish Banks)                                                            4,000,000  (a)           4,000,000

NEW JERSEY--.4%

New Jersey Transit Corporation, GAN

   4.90%, 9/1/2001 (Insured; FSA)                                                             2,000,000                2,020,288

NEW MEXICO--1.0%

State of New Mexico, Severence Tax

   Revenue 5%, 7/1/2001                                                                       4,425,000                4,438,314

NEW YORK--2.0%

New York City, GO Notes, RAN 5%, 4/12/2001                                                    4,400,000                4,403,756


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Triborough Bridge and Tunnel Authority, Revenues

   BAN 5%, 1/17/2002                                                                          5,000,000                5,077,271

OHIO--2.6%

Ohio Housing Finance Agency, Mortgage Revenue

   Residential Convertible Option 4.35%, 8/30/2001                                            5,000,000                5,000,000

Ohio Water Development Authority, PCR, Refunding

  VRDN (Duquesne Light Co.)

  3.25% (Insured; AMBAC and Liquidity Facility;

   Bank of New York)                                                                          7,000,000  (a)           7,000,000

PENNSYLVANIA--8.5%

Emmaus General Authority, Revenue, VRDN:

  3.15% (Insured; FSA and Liquidity Facility;

      First Union National Bank)                                                             15,000,000  (a)          15,000,000

   3.25%, Sub-Series I-17 (LOC; Kredietbank)                                                  3,100,000  (a)           3,100,000

   Local Government 3.25%

      Sub-Series D-22 (LOC; Kredietbank)                                                     10,000,000  (a)          10,000,000

Pennsylvania Energy Development Authority, Energy

  Development Revenue, VRDN

  (B & W Ebensburg Project)

   3.15% (LOC; Landesbank Hessen)                                                             6,490,000  (a)           6,490,000

Pennsylvania Higher Education Assistance Agency

  Student Loan Revenue, VRDN 3.25%

  (Insured; AMBAC and Liquidity Facility; First Union National

   Bank and LOC; Student Loan Marketing Association)                                          5,000,000  (a)           5,000,000

TENNESSEE--5.6%

Metropolitan Government Nashville and Davidson County

  Health and Educational Facilities Board, College and University

  Revenue, VRDN (Vanderbilt University)

   3.40% (LOC; Bayerishe Landesbank)                                                         10,000,000  (a)          10,000,000

Sevier County Public Building Authority, Local Government

  Public Improvement, Revenue, VRDN

   3.45% (Insured; AMBAC and LOC; Kredietbank)                                                6,000,000  (a)           6,000,000

Shelby County Health Educational and Housing Facilities Board

  HR, CP (Baptist Memorial Hospital):

      4.10%, 4/26/2001 (LOC; Bank of America)                                                 5,000,000                5,000,000

      4.40%, 5/11/2001 (LOC; Bank of America)                                                 5,000,000                5,000,000

TEXAS--12.8%

Brazos River Harbor Navigation District, Harbor Revenue

   VRDN (Dow Chemical Co. Project) 3.35%                                                      5,000,000  (a)           5,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

El Paso Industrial Development Authority Inc., IDR

  VRDN (El Paso School District Limited Project)

   3.75% (LOC; Chase Manhattan Bank)                                                          2,000,000  (a)           2,000,000

Harris County Health Facilities Development Corporation

  HR, VRDN (Texas Children's Hospital)

  3.20% (Insured; MBIA and Liquidity Facility; Morgan

   Guaranty Trust Co.)                                                                        5,000,000  (a)           5,000,000

Houston, Water and Sewer Systems Revenue, VRDN

  (Merlots) 3.30% (Insured; MBIA and Liquidity Facility;

   First Union National Bank)                                                                 3,200,000  (a)           3,200,000

La Porte Independent School District, GO Notes

   6.375%, 2/15/2002                                                                          1,550,000                1,597,515

Lower Colorado River Authority, Revenue, CP

  4.20%, 4/12/2001

   (Liquidity Facility; Morgan Guaranty Trust Co.)                                            5,000,000                5,000,000

Panhandle Plains Higher Education Authority Inc.

  Student Loan Revenue, VRDN

   3.15% (LOC; Student Loan Marketing Association)                                           20,000,000  (a)          20,000,000

Port Development Corporation, Marine Terminal Revenue

  VRDN (Pasadena Terminal Co. Inc. Project)

   3.90% (LOC; ABN-AMRO Bank)                                                                 2,420,000  (a)           2,420,000

State of Texas, TRAN 5.25%, 8/31/2001                                                         5,000,000                5,023,439

Texas Municipal Power Agency, Revenue, CP

  3.40%, 5/24/2001 (Liquidity Facility: Bank of America,

   Bank of Nova Scotia and Morgan Guaranty Trust Co.)                                         5,000,000                5,000,000

Texas Public Finance Authority, Revenue, CP

   3%, 6/11/2001                                                                              5,000,000                5,000,000

UTAH--2.5%

Intermountain Power Agency, Power Supply Revenue

  CP 3.45%, 5/9/2001 (Insured; AMBAC and Liquidity

   Facility; Landesbank Hessen)                                                               5,000,000                5,000,000

Utah Housing Finance Agency, MFHR

  Refunding, VRDN (Candlestick)

   3.58% (LOC; Bank One Corp.)                                                                6,400,000  (a)           6,400,000

VIRGINIA--3.8%

Richmond Industrial Development Authority, IDR

  VRDN (Cogentrix of Richmond Project):

      3.35%, Series A (LOC; Banque Paribas)                                                   5,300,000  (a)           5,300,000

      3.35%, Series B (LOC; Banque Paribas)                                                   6,000,000  (a)           6,000,000

      Exempt Facilities 3.35%, Series A

         (LOC; Banque Paribas)                                                                3,400,000  (a)           3,400,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Southampton County Industrial Development Authority

  RRR, Exempt Facilities, VRDN

   (Hadson Power 11) 3.30% (LOC; Credit Suisse)                                               3,100,000  (a)           3,100,000

WASHINGTON--2.0%

Washington Housing Finance Commission, MFHR

  Refunding, VRDN (Avalon Ridge Apartments Project)

   3.25% (LOC; FNMA)                                                                          9,255,000  (a)           9,255,000

WEST VIRGINIA--2.3%

West Virginia Hospital Finance Authority, Revenues

  VRDN, WVHA Pooled Financing Program:

      3.25% (LOC; Branch Banking and Trust Co.)                                               5,925,000  (a)           5,925,000

      3.30% (Liquidity Facility: Bank of Nova Scotia and

         Banque Paribas and LOC; Bank of America)                                             4,700,000  (a)           4,700,000

WYOMING--2.7%

Sublette County, PCR, VRDN (Exxon Project) 3.20%                                              2,400,000  (a)           2,400,000

Wyoming Community Development Authority, Housing Revenue:

   3.80%, 6/1/2001                                                                            6,000,000                5,986,606

   4.45%, 12/1/2001                                                                           4,000,000                4,004,440
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $462,456,390)                                                             99.5%              462,471,676

CASH AND RECEIVABLES (NET)                                                                          .5%                2,095,974

NET ASSETS                                                                                       100.0%              464,567,650

                                                                                           The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC             American Municipal Bond Assurance
                       Corporation

BAN               Bond Anticipation Notes

COP               Certificate of Participation

CP                Commercial Paper

EDR               Economic Development Revenue

FGIC              Financial Guaranty Insurance
                       Company

FNMA              Federal National Mortgage
                       Association

FSA               Financial Security Assurance

GAN               Grant Anticipation Notes

GIC               Guaranteed Investment Contract

GO                General Obligation

HR                Hospital Revenue

IDB               Industrial Development Board

IDR               Industrial Development Revenue

LOC               Letter of Credit

LOR               Limited Obligation Revenue

MBIA              Municipal Bond Investors Assurance
                       Insurance Corporation

MFHR              Multi-Family Housing Revenue

PCR               Pollution Control Revenue

RAN               Revenue Anticipation Notes

RRR               Resources Recovery Revenue

SBPA              Standby Bond Purchase Agreement

SFHR              Single Family Housing Revenue

SFMR              Single Family Mortgage Revenue

SWDR              Solid Waste Disposal Revenue

TRAN              Tax and Revenue Anticipation Notes

VRDN              Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 94.6

AAA/AA( c)                       Aaa/Aa (c)                      AAA/AA (c)                                        3.3

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     2.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           462,456,390   462,471,676

Interest receivable                                                   2,923,748

Prepaid expenses                                                         16,353

                                                                    465,411,777
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           132,047

Cash overdraft due to Custodian                                         678,125

Accrued expenses                                                         33,955

                                                                        844,127
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      464,567,650
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     464,647,651

Accumulated net realized gain (loss) on investments                    (95,287)

Accumulated gross unrealized appreciation on investments                 15,286
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      464,567,650
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       464,647,651

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,727,114

EXPENSES:

Management fee--Note 2(a)                                            1,180,297

Shareholder servicing costs--Note 2(b)                                 186,663

Professional fees                                                       25,207

Custodian fees                                                          24,186

Registration fees                                                       10,728

Directors' fees and expenses--Note 2(c)                                  7,003

Prospectus and shareholders' reports                                     4,361

Miscellaneous                                                            4,914

TOTAL EXPENSES                                                       1,443,359

Less--reduction in management fee due to
  undertaking--Note 2(a)                                             (381,898)

NET EXPENSES                                                         1,061,461

INVESTMENT INCOME--NET                                               8,665,653
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 29,370

Net unrealized appreciation (depreciation) on investments              (3,204)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  26,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,691,819

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001         Year Ended
                                              (Unaudited)    August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,665,653          18,148,865

Net realized gain (loss) from investments          29,370               2,551

Net unrealized appreciation (depreciation)
   of investments                                  (3,204)             18,490

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,691,819          18,169,906
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (8,665,653)         (18,148,865)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 203,044,516         406,174,145

Dividends reinvested                            8,131,511          17,151,512

Cost of shares redeemed                     (237,598,771)        (541,914,355)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (26,422,744)        (118,588,698)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (26,396,578)        (118,567,657)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           490,964,228          609,531,885

END OF PERIOD                                 464,567,650          490,964,228

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                          Six Months Ended

                                         February 28, 2001                                 Year Ended August 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                  1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .018          .034          .029          .033           .033          .034

Distributions:

Dividends from investment
   income--net                                      (.018)        (.034)        (.029)         (.033)        (.033)        (.034)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.71(a)         3.47          2.90           3.31          3.31          3.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .45(a)          .45            .45            .45           .45          .38

Ratio of net investment income
   to average net assets                           3.67(a)         3.39           2.86           3.26          3.26         3.40

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          .16(a)          .15            .15            .17           .15          .22
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     464,568      490,964        609,532        615,469       683,562      804,257

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares which
are    sold    to    the    public    without    a    sales    charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $13,259 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  portfolio  has  an  unused capital loss carryover of approximately $125,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. If not applied, $1,200 of the carryover expires in fiscal 2002, $50,300 expires in fiscal 2003, $36,000 expires in fiscal 2004, $25,000 expires in fiscal 2005,
$500   expires   in   fiscal   2006   and   $12,000  expires  in  fiscal  2007.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $381,898 during the period ended February 28, 2001.

(b) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2001, the portfolio was charged $152,057 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the portfolio was charged $26,349 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                       The Portfolio

Notes

                                                           For More Information

                        Dreyfus BASIC Municipal

                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  122SA0201




Dreyfus

BASIC Municipal

Bond Portfolio

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                        Dreyfus BASIC Municipal  Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Municipal Bond Portfolio, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Gaylor.

Municipal bonds, which generally gained value in a declining interest-rate environment, were one of the bright spots in the financial markets over the six-month reporting period. In contrast, the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% for the same period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Municipal Bond Portfolio perform during the period?

For the six-month period ended February 28, 2001, the portfolio produced a 4.84% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average return was 4.75% for the same period.(2)

We attribute the portfolio's strong performance to favorable market conditions, including declining interest rates and rising demand for municipal bonds. The portfolio's good relative performance was a result of our focus on deep-discount bonds early in the period and income-oriented securities later in the period.

What is the portfolio's investment approach?

The portfolio's goal is to earn a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. In pursuit of this objective, we conduct rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we also
try    to    ensure    that    we    select    bonds    that

                                                            The   Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

When the reporting period began, evidence had emerged that the economy was slowing. As the economic slowdown became more pronounced, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") did not change interest rates at its October, November and December meetings.

In January 2001, however, the Fed moved aggressively, cutting interest rates by half a percentage point at the start of the month. The Fed then cut interest rates by another half-point during its scheduled meeting at the end of January. As a result, prices of tax-exempt bonds continued to move higher.

At the same time, demand for municipal bonds was very strong from individual investors fleeing heightened volatility in the stock market, and this caused bond prices to rise further. Of course, because yields and prices move in opposite directions, higher bond prices produced lower yields.

In this environment, the portfolio began the period with an average weighted maturity that was longer than its peer group average. This position helped us maintain higher yields for as long as practical while interest rates fell. However, by the end of the period, after interest rates had declined substantially, the portfolio's average maturity was closer to the neutral position.

At the start of the period, we focused primarily on deep-discount bonds that were out of favor among most investors. As interest rates fell and discount bonds returned to favor, we sold them. We redeployed those assets to bonds that, in our opinion, represented the market's most attractive values, including income-oriented bonds selling at modest premiums to their face values.


What is the portfolio's current strategy?

With our focus currently on bonds with modest premiums, we have shifted our emphasis to income. Previously, in a declining interest-rate environment, we had taken advantage of opportunities for capital appreciation. While we evaluate opportunities on a bond-by-bond basis, we have found a number of income-oriented, modest-premium securities from issuers such as housing projects and health care facilities. Often, these bonds are either insured or collateralized, thereby ensuring their credit quality. We have found the best values among these bonds in the 10- to 20-year maturity range, which is where demand from individual investors has been the greatest.

Looking forward, we intend to continue to focus on attractive values in out-of-favor municipal bonds. As these bonds return to favor, we hope to realize profits and shift assets to whatever bonds we believe represent the best values under prevailing conditions.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.


                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                     Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.4%              Amount ($)       Value ($)
--------------------------------------------------------------------------------

ALABAMA--.7%

Alabama Water Pollution Control Authority
   (Revolving Fund Loan)
   6.25%, 8/15/2014 (Insured; AMBAC)                   750,000  758,400

Florence, Warrants
   5.75%, 9/1/2015 (Insured; MBIA)                   1,000,000  1,053,440

ARIZONA--.9%

Tempe, GO 4%, 7/1/2016                               2,500,000  2,230,050

CALIFORNIA--5.5%

Culver City Redevelopment Finance Authority,
   Revenue 4.60%, 11/1/2020 (Insured; AMBAC)         3,500,000  3,277,820

Kings River Conservation District,
   Pine Flat Power Revenue
   4.75%, 1/1/2020                                   5,250,000  4,984,980

Los Angeles County, COP
   (Disney Parking Referendum Project)
   4.75%, 3/1/2023 (Insured; AMBAC)                  2,000,000  1,892,620

San Mateo County, JT Powers Authority, LR
   4.75%, 7/15/2023                                  1,500,000  1,420,935

Walnut Valley, Unified School District
   6.50%, 8/1/2019 (Insured; FGIC)                   1,765,000  1,903,217

COLORADO--2.0%

Colorado Health Facilities Authority,
   Revenue (Porter Place)
   5.875%, 1/20/2020                                 1,940,000  2,039,522

Colorado Springs, Utility Revenue
   6.75%, 11/15/2021                                   500,000  519,860

Denver City and County, Airport Revenue
   7%, 11/15/2025                                      820,000  836,876

Jefferson County, Open Space Sales Tax Revenue
   4.625%, 11/1/2016                                 1,660,000  1,597,169

DELAWARE--1.4%

Sussex County 5.70%, 10/15/2012                      3,250,000  3,389,685

FLORIDA--12.6%

Florida State Board of Education Capital Outlay
  (Public Education):

      4.50%, 6/1/2018 (Insured; MBIA)                1,250,000  1,151,562

      4.50%, 6/1/2020 (Insured; MBIA)                7,625,000  6,919,459

      4.50%, 6/1/2021                                3,000,000  2,693,910

      4.50%, 6/1/2022 (Insured; FSA)                 5,810,000  5,231,324

Florida State Municipal Loan Council, Revenue
   4.75%, 4/1/2019 (Insured; MBIA)                   2,590,000  2,473,579


                                                     Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)         Amount ($)       Value ($)
--------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville Electric Authority,
   Revenue (Saint John's River) 5.50%, 10/1/2013       1,770,000  1,816,622

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                    1,000,000  1,028,880

Palm Beach County, Solid Waste IDR
   (Osceola Power Limited Partnership)
   6.85%, 1/1/2014                                      200,000(a) 118,100

Polk County Industrial Development Authority, IDR
   (IMC Fertilizer)
   7.525%, 1/1/2015                                    9,250,000  9,443,140

IDAHO--.5%

Idaho Housing and Finance Association
   (Single Family Mortgage)
   5.625%, 7/1/2015                                    1,195,000  1,229,249

KANSAS--.9%

Johnson County Union School District No. 512
   (Shawnee Mission)
   4.50%, 10/1/2019                                    2,370,000  2,169,214

KENTUCKY--1.2%

Kentucky Turnpike Authority,
   Economic Development Road Revenue
   (Revitalization Projects)
   5.625%, 7/1/2010 (Insured; AMBAC)                     1,000,000  1,066,680

Lexington-Fayette Urban County Government
   (County Detention Center)
   4.75%, 5/1/2020                                       1,965,000  1,841,362

LOUISIANA--2.7%

Louisiana Stadium and Expo District,
   Hotel Occupancy Tax and Stadium Revenue
   4.75%, 7/1/2021 (Insured; FGIC)                       2,850,000  2,663,496

Orleans Parish School Board
   5.20%, 2/1/2014 (Insured; FGIC)                       3,000,000  3,065,940

Parish of Jefferson Home Mortgage Authority, SFMR
   5.45%, 12/1/2020                                      1,000,000  993,930

MAINE--3.1%

Maine Housing Authority ( Mortgage Purchase):

   5.85%, 11/15/2020                                     1,350,000  1,407,470

   5.35%, 11/15/2021                                     5,000,000  5,024,400

Maine Health and Higher Educational
   Facilities Authority, Revenue
   6.25%, 7/1/2009 (Insured; FSA)                        1,095,000  1,126,142

                                                                 The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND--10.5%

Baltimore County, PCR (Bethlehem Steel Corp.):

   7.50%, 6/1/2015                                                                            3,000,000                1,832,130

   7.55%, 6/1/2017                                                                            1,150,000                  693,565

Community Development Administration

  (Maryland Department of Housing and
    Community Development ):

         Housing 5.95%, 7/1/2023                                                              4,005,000                4,164,719

         Residential Revenue:

            5.30%, 9/1/2012                                                                     900,000                  926,820

            5.40%, 9/1/2013                                                                     845,000                  869,944

            5.55%, 9/1/2015                                                                     885,000                  908,001

Maryland Health and Higher Educational
   Facilities Authority, Revenue:

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            3,500,000                2,852,045

      (Johns Hopkins University Issue) 6%, 7/1/2039                                           4,045,000                4,399,463

Northeast Waste Disposal Authority, Solid Waste Revenue
   (Montgomery Resource Recovery Project):

      6.20%, 7/1/2010                                                                         3,130,000                3,289,223

      6.30%, 7/1/2016                                                                           310,000                  323,311

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 10,560,000                5,466,806

MASSACHUSETTS--2.4%

Boston 4.25%, 11/1/2018 (Insured; MBIA)                                                       2,840,000                2,549,525

Massachusetts Health and Educational
  Facilities Authority, Revenue

   (Mount Auburn Hospital Issue)
   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000                  790,215

Massachusetts Housing Finance Agency,
   SFHR 7.125%, 6/1/2025                                                                        450,000                  462,717

Massachusetts Industrial Finance Agency, Health Care
   Facility Revenue (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                  895,900

Massachusetts Water Resources Authority
   5.50%, 3/1/2017 (Insured; MBIA)                                                            1,050,000                1,071,336

MICHIGAN--6.2%

Cadillac Area Public Schools
   5.375%, 5/1/2017 (Insured; FGIC)                                                           1,665,000                1,692,656

Hazel Park Building Authority (Ice Arena)
   4.625%, 4/1/2019 (Insured; AMBAC)                                                          1,600,000                1,488,992

Kalamazoo Hospital Finance Authority, Hospital Facility Revenue

   (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)                                   1,000,000                1,156,400


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Building Authority, Revenue (Facilities Program)

   4.75%, 10/15/2021                                                                          4,355,000                4,082,377

Michigan Municipal Bond Authority:

   (Local Government Loan Program)
      6.125%, 12/1/2018 (Insured; FGIC)                                                         750,000                  795,623

   (Revolving Fund)
      5.40%, 10/1/2014                                                                        2,500,000                2,569,850

Plymouth-Canton Community School District:

   4.75%, 5/1/2021                                                                            1,365,000                1,297,719

   4.75%, 5/1/2023 (Insured; FSA)                                                             2,320,000                2,167,182

MINNESOTA--4.2%

Minnesota Housing Finance Agency, SFHR
   6.90%, 7/1/2022                                                                              185,000                  191,965

Minneapolis Specal School District No. 001
   5.375%, 2/1/2011 (Insured; FGIC)                                                           3,150,000                3,235,491

Minneapolis and Saint Paul Housing and
   Redevelopment Authority, Health Care System Revenue

   (Healthspan) 4.75%, 11/15/2018 (Insured; AMBAC)                                            3,300,000                3,105,531

Southern Minnesota Municipal Power Agency,
   Power Supply System Revenue, 5%, 1/1/2012                                                  3,600,000                3,650,580

MISSISSIPPI--2.2%

Mississippi (Capital Improvements):
   5.625% 8/1/2013(Prerefunded 8/1/2005)                                                      1,500,000  (b)           1,611,435

   4.50% 11/1/2017 (Insured; FGIC)                                                            3,955,000                3,692,902

MISSOURI--2.7%

Cape Girardeau County Industrial Development Authority, MFHR

   (Cape La Croix) 6.40%, 6/20/2031                                                           1,245,000                1,307,611

Missouri State Environmental Improvement
   and Energy Resource Authority,
   Water Pollution Control Revenue
   (State Revolving Funds Program) 4.50%, 1/1/2017                                            3,965,000                3,733,008

Saint Louis County Regional Convention and
   Sports Complex Authority
   (Convention and Sports Project)
   5.50%, 8/15/2013 (Insured; MBIA)                                                           1,500,000                1,554,810

NEVADA--1.7%

Clark County IDR (Nevada Power Co. Project):

   7.20%, 10/1/2022                                                                             250,000                  259,098

   5.60%, 10/1/2030                                                                           2,000,000                1,727,340

   5.90%, 10/1/2030                                                                           2,500,000                2,255,575

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--.7%

New Hampshire Higher Educational and
  Health Facilities Authority, HR

   (Androscoggin Valley Hospital)
   5.75%, 11/1/2017                                                                           1,475,000                1,450,810

New Hampshire Housing Finance Authority
   6.85%, 7/1/2014                                                                              200,000                  207,466

NEW JERSEY--1.4%

New Jersey Housing and Mortgage Finance Agency,
  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              430,000                  451,934

New Jersey Transportation Trust Fund Authority

   (Transportation System)
   4.50%, 6/15/2019 (Insured; FSA)                                                            1,965,000                1,836,568

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                                                            1,000,000                1,164,610

NEW YORK--2.5%

New York City Municipal Water Finance Authority,
  Water and Sewer Systems Revenue

   6%, 6/15/2017 (Insured; MBIA)                                                              3,000,000                3,088,920

New York State Dormitory Authority, Revenues
   (Marist College) 6%, 7/1/2022 (Insured; MBIA)                                              1,700,000                1,783,334

New York State Urban Development Corp., Revenue
   (Correctional Capital) 5.25%, 1/1/2021 (Insured; FSA)                                      1,340,000                1,341,313

NORTH DAKOTA--1.5%

North Dakota State Municipal Bond Bank
   (State Revolving Fund Program) 4.625%, 10/1/2019                                           3,920,000                3,591,974

OHIO--1.3%

Franklin County Convention Facilities Authority,
  Tax and Lease Revenue Anticipation Bonds

   5.85%, 12/1/2019 (Insured; MBIA)                                                           1,000,000                1,032,470

Hamilton County, Hospital Facilities Revenue
   (Bethesda Hospital) 6.25%, 1/1/2012                                                        1,000,000                1,030,620

Lorain, Hospital Improvement Revenue
   (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                          1,000,000                1,071,630

OREGON--.3%

Oregon Housing and Community Services Department,
  SFMR (Mortgage Program)

   6.45%, 7/1/2026                                                                              805,000                  847,778


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--14.0%

Allegheny County Hospital Development Authority, Revenue

   (UPMC Health System)
   4.75%, 12/15/2016 (Insured; AMBAC)                                                         6,000,000                5,709,240

Allentown School District

   Zero Coupon, 2/15/2016 (Insured; FGIC)                                                     2,500,000                1,162,175

Bulter Area School District 4.75%, 10/1/2022                                                  5,105,000                4,778,637

Delaware County, Pennsylvania Authority
   Health Systems Revenue

   (Catholic Health East) 4.875%, 11/15/2015
   (Insured; AMBAC)                                                                           1,550,000                1,519,589

Dauphin County General Authority, Office and
   Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,873,680

Northhampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                            250,000                  150,018

Pennsylvania Economic Development Financing Authority

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000                2,982,570

Pennsylvania Housing Finance Agency,
   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         2,700,000                2,833,623

      6.875%, 10/1/2024                                                                       4,000,000                4,214,200

Philadelphia, Gas Works Revenue:

   6.375%, 7/1/2026 (Insured; CMAC)                                                           2,685,000                2,812,940

Philadelphia Hospitals and Higher Education
   Facilities Authority, Revenue (Jefferson Health Systems)
   5%, 5/15/2011                                                                              1,410,000                1,410,409

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        2,000,000                2,023,980

Washington County Industrial Development Authority,
   PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,675,675

RHODE ISLAND--.8%

Rhode Island Consolidation Capital Development Loan                                           1,620,000                1,717,735

  5.60%, 8/1/2010 (Insured; FGIC)

Rhode Island Housing and Mortgage Finance Corp.
   (Homeownership Opportunity) 6.50%, 4/1/2027                                                  200,000                  205,444

TENNESSEE--.5%

Sullivan County Industrial Board, Revenue 6.35%, 7/20/2027                                    1,000,000                1,052,090

Tennessee Housing Development Agency,
   Mortgage Finance 6.90%, 7/1/2025                                                             210,000                  220,689

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS--5.2%

Alliance Airport Authority, Special Facilities Revenue

   (American Airlines Inc., Project) 7.50%, 12/1/2029                                           500,000                  510,595

Brazos River Authority, Revenue
   (Houston Industries Inc. Project)

   5.125%, 5/1/2019                                                                           1,750,000                1,717,415

Crosby Independent School District
   (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2017                                                                     1,655,000                  727,008

Frisco Independent School District
   (Permanent School Fund Guaranteed)

   4.625%, 8/15/2022                                                                          3,745,000                3,380,050

Mesquite, Health Facilities Development
   (Christian Retirement Facility)

   6.40%, 2/15/2020                                                                           1,500,000                1,360,350

Northside Independent School District
   (Permanent School Fund Guaranteed)

   4.75%, 8/15/2024                                                                           4,000,000                3,685,800

Spring Independent School District
   (Permanent School Fund Guaranteed)

   4.50%, 8/15/2020                                                                           1,365,000                1,226,930

VIRGINIA--2.7%

Hampton Redevelopment and Housing Authority,
  Senior Living Association Revenue

   5.875%, 7/20/2016                                                                          1,825,000                1,875,279

Newport News (General Improvement)
   5.50%, 7/1/2011 (Insured; MBIA)                                                            2,185,000                2,326,282

Riverside Regional Jail Authority, Jail Facilities Revenue

   5.875%, 7/1/2014 (Insured; MBIA)                                                             475,000                  508,393

Virginia Beach Development Authority,
   Health Care Facilities Revenue

   (Sentara Health System) 4.75%, 11/1/2021                                                   2,000,000                1,828,640

WASHINGTON--.6%

Seatac Local Option Transportation, Tax Revenue

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000                   48,986

Tacoma, Conservation Systems Project Revenue
   (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000                1,082,600

Washington, Public Power Supply System
   (Nuclear Project No. 2) Revenue

   6.25%, 7/1/2012                                                                              315,000                  330,526


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--.4%

Pleasants County, PCR (West Penn Power Co.)
   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000                1,072,280

WYOMING--.1%

Sweetwater County, SWDR
   (FMC Corp. Project) 7%, 6/1/2024                                                             200,000                  203,566

TOTAL LONG-TERM INVESTMENT (cost $227,811,244)                                                                       228,567,719
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.2%
--------------------------------------------------------------------------------

ARKANSAS--.7%

Fayetteville Public Facilities Board, Revenue
   VRDN (Butterfield Trail Village Project) 3.15%                                             1,600,000  (c)           1,600,000

FLORIDA--.8%

Jacksonville Electric Authority, Revenue, VRDN
   (Electric System) 3.15%                                                                    2,000,000  (c)           2,000,000

MICHIGAN--.9%

Midland County Economic Development Corp.,
   Economic Development Ltd Obligation Revenue,
   VRDN (Dow Chemical Co. Project) 3.20%                                                      2,100,000  (c)           2,100,000

NEW YORK--1.8%

Port Authority of New York and New Jersey,
   Special Obligation Revenue,
   VRDN (Versatile Structure Obligation) 3%                                                   4,500,000  (c)           4,500,000

TEXAS--1.0%

Brazos River Harbor Navigation District, Harbor Revenue,
   VRDN (BASF Corp. Project) 3.25%                                                            1,500,000  (c)           1,500,000

Harris County Industrial Development Corp., SWDR, VRDN
   (Exxon Project) 3.10%                                                                      1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENT (cost $12,700,000)                                                              12,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $240,511,244)                                                              98.6%              241,267,719

CASH AND RECEIVABLES (NET)                                                                         1.4%                3,478,298

NET ASSETS                                                                                       100.0%              244,746,017

                                                                                           The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CMAC                      Capital Market Assurance
                             Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                             Insurance Company

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              51.1

AA                               Aa                              AA                                               24.8

A                                A                               A                                                 5.4

BBB                              Baa                             BBB                                              11.1

F1                               MIG1/P1                         SP1/A1                                            5.3

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     2.3

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S.GOVERNMENT SECURITIES
     WHICH ARE HELD IN ESCROW AND ARE USED TO PAY  PRINCIPAL AND INTEREST ON THE
     MUNICIPAL  ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST  REFUNDING
     DATE.

(C)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           240,511,244   241,267,719

Cash                                                                    445,912

Interest receivable                                                   3,030,601

Receivable for investment securities sold                                98,343

Prepaid expenses                                                         10,973

                                                                    244,853,548
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            82,115

Accrued expenses                                                         25,416

                                                                        107,531
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      244,746,017
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     247,840,749

Accumulated net realized gain (loss) on investments                  (3,851,207)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                               756,475
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      244,746,017
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,263,152

NET ASSET VALUE, offering and redemption price per share ($)              13.40

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,430,068

EXPENSES:

Management fee--Note 3(a)                                              697,688

Shareholder servicing costs--Note 3(b)                                 197,263

Professional fees                                                       18,443

Custodian fees                                                          13,590

Registration fees                                                       10,054

Prospectus and shareholders' reports                                     7,368

Directors' fees and expenses--Note 3(c)                                  3,272

Loan commitment fees--Note 2                                             1,616

Miscellaneous                                                            8,343

TOTAL EXPENSES                                                         957,637

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (431,024)

NET EXPENSES                                                           526,613

INVESTMENT INCOME--NET                                               5,903,455
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,032,589

Net unrealized appreciation (depreciation) on investments            4,453,498

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,486,087

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,389,542

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001        Year Ended
                                               (Unaudited)  August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,903,455        11,710,410

Net realized gain (loss) on investments         1,032,589        (3,588,985)

Net unrealized appreciation (depreciation)
   on investments                               4,453,498         4,833,779

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,389,542        12,955,204
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,903,455)      (11,710,410)

Net realized gain on investments                  (61,368)           (3,777)

TOTAL DIVIDENDS                                (5,964,823)      (11,714,187)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  47,724,637        82,422,288

Dividends reinvested                            3,889,520         7,588,743

Cost of shares redeemed                       (39,302,932)     (111,102,592)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             12,311,225       (21,091,561)

TOTAL INCREASE (DECREASE) IN NET ASSETS        17,735,944       (19,850,544)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           227,010,073       246,860,617

END OF PERIOD                                 244,746,017       227,010,073
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,606,965         6,527,492

Shares issued for dividends reinvested            294,001           600,074

Shares redeemed                                (2,948,174)       (8,835,021)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     952,792        (1,707,455)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                   Six Months Ended

                                             February 28, 2001  Year Ended August 31,
                                                            ------------------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.11         12.98         14.01         13.60         13.03        13.01

Investment Operations:

Investment income--net                                 .33           .66           .66           .69           .74          .73

Net realized and unrealized
   gain (loss) on investments                          .29           .13          (.86)          .60           .66          .06

Total from Investment Operations                       .62           .79          (.20)         1.29          1.40          .79

Distributions:

Dividends from investment
   income--net                                        (.33)         (.66)         (.66)         (.69)         (.74)        (.72)

Dividends from net realized
   gain on investments                                 .00(a)        .00(a)       (.17)         (.19)         (.09)        (.05)

Total Distributions                                   (.33)         (.66)         (.83)         (.88)         (.83)        (.77)

Net asset value, end of period                       13.40         13.11         12.98         14.01         13.60        13.03
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      9.76(b)       6.41         (1.63)         9.78         11.03         6.17
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .45(b)        .45           .45           .45           .26          .39

Ratio of net investment income
   to average net assets                              5.08(b)       5.22          4.79          4.97          5.50         5.52

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .37(b)        .33           .31           .36           .58          .52

Portfolio Turnover Rate                              26.33(c)      58.05         87.54         43.39        101.27        59.23
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     244,746       227,010       246,861       189,957       114,268       56,449

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Bond Portfolio (the "portfolio" ) is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public
without    a    sales    charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service
from    dealers    in    such     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,097 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.


(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $1,648,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2001, the portfolio did not borrow under the Facility

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the
portfolio's    aggregate

                                                            The    Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $431,024 during the period ended February 28, 2001.

(b) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2001, the portfolio was charged $166,009 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 28, 2001, the portfolio was charged $24,200 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2001, amounted to $65,872,772, and $59,049,286, respectively.

At February 28, 2001, accumulated net unrealized appreciation on investments was $756,475, consisting of $4,946,702 gross unrealized appreciation and $4,190,227 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                       The Portfolio

NOTES

                                                           For More Information

                        Dreyfus BASIC Municipal Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  125SA0201



Dreyfus

BASIC Intermediate

Municipal Bond Portfolio

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC

                                         Intermediate Municipal  Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Intermediate Municipal Bond Portfolio, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Gaylor.

Municipal bonds, which generally gained value in a declining interest-rate environment, were one of the bright spots in the financial markets over the six-month reporting period. In contrast, the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% for the same period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Intermediate Municipal Bond Portfolio perform during the period?

For the six-month period ended February 28, 2001, the portfolio produced a 5.94% total return.(1) In comparison, the Lipper Intermediate Municipal Debt Funds category average return was 4.46% for the same period.(2)

We attribute the portfolio's strong performance to favorable market conditions, including declining interest rates and rising demand for municipal bonds. The portfolio's good relative performance was a result of our focus on deep-discount bonds early in the period and income-oriented securities later in the reporting period.

What is the portfolio's investment approach?

The portfolio's goal is to earn a high level of federally tax-exempt income from a diversified portfolio of intermediate-term municipal bonds. In pursuit of this objective, we conduct rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we try
to    ensure    that    we    select    bonds    that    are

                                                             The   Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

When the reporting period began, evidence had emerged that the economy was slowing. As the economic slowdown became more pronounced, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") did not change interest rates at its October, November and December meetings.

In January 2001, however, the Fed moved aggressively, cutting interest rates by half a percentage point at the start of the month. The Fed then cut interest rates by another half-point during its scheduled meeting at the end of January. As a result, prices of tax-exempt bonds continued to move higher.

At the same time, demand for municipal bonds in the intermediate-maturity range was very strong from individual investors fleeing heightened volatility in the stock market, and this caused bond prices to rise further. Of course, because yields and prices move in opposite directions, higher bond prices produced lower yields.

In this environment, the portfolio began the period with an average weighted maturity that was longer than its peer group average. This position helped us maintain higher yields for as long as practical while interest rates fell. However, by the end of the period, after interest rates had declined substantially, the portfolio's average maturity was closer to the neutral position.

At the start of the period, we focused primarily on deep-discount bonds that were out of favor among most investors. As interest rates fell and discount bonds returned to favor, we sold them. We redeployed those assets to bonds that, in our opinion, represented the market's most attractive values, including income-oriented bonds selling at modest premiums to their face values.


What is the portfolio's current strategy?

With our focus currently on bonds with modest premiums, we have shifted our emphasis to income. Previously, in a declining interest-rate environment, we had taken advantage of opportunities for capital appreciation. While we evaluate opportunities on a bond-by-bond basis, we have found a number of income-oriented, modest-premium securities from issuers such as housing projects and health care facilities. Often, these bonds are either insured or collateralized, thereby ensuring their credit quality. We have found the best values among these bonds in the 10- to 15-year maturity range, which is where demand from individual investors has been the greatest.

Looking forward, we intend to continue to focus on attractive values in out-of-favor, intermediate-term municipal bonds. As these bonds return to favor, we hope to realize profits and shift assets to whatever bonds we believe represent the best values under prevailing conditions.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.


                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.0%                                                       Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--.2%

Hemet, COP (Capital Projects) 6.50%, 2/1/2003                                                   200,000                  208,808

COLORADO--4.3%

Arapahoe County School District

   (Englewood) 4.50%, 12/1/2016 (Insured; FSA)                                                1,710,000                1,617,044

Denver City and County, Airport Revenue

   7.25%, 11/15/2007                                                                            180,000                  192,137

Lower Colorado River Authority, Revenue

   Zero Coupon, 1/1/2003 (Insured; AMBAC)                                                     1,000,000                  931,670

Westminster, MFHR (Semper Village Apartments)

   5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)                                              1,830,000                1,881,149

DELAWARE--2.3%

Delaware Economic Development Authority, Revenue

  (Delaware State University Project):

      4.20%, 10/1/2012 (Insured; MBIA)                                                          830,000                  800,908

      4.30%, 10/1/2013 (Insured; MBIA)                                                          905,000                  870,275

      4.40%, 10/1/2014 (Insured; MBIA)                                                          915,000                  878,116

FLORIDA--4.0%

Palm Beach County, Criminal Justice Facilities Revenue

   5.90%, 6/1/2008 (Insured; FGIC)                                                            1,400,000                1,501,668

Polk County Industrial Development Authority, IDR

   (IMC Fertilizer) 7.525%, 1/1/2015                                                          2,750,000                2,807,420

HAWAII--3.5%

Hawaii 5.80%, 1/1/2005                                                                        1,000,000                1,068,260

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,071,140

Hawaii Housing & Community Development Corp.

  Single Family Mortage Purchase Revenue

   6.05%, 7/1/2010                                                                            1,490,000                1,618,959

INDIANA--1.0%

Indiana Transportation Finance Authority,

   Airport Facilities LR (United Air) 6.25%, 11/1/2003                                        1,000,000                1,055,500

KANSAS--1.6%

Dodge Unified School District

  (Ford County Number 443)

   4.50%, 9/1/2015 (Insured; FSA)                                                             1,855,000                1,770,245

LOUISIANA --1.3%

Orleans Parish School Board

   5.20%, 2/1/2014 (Insured; FGIC)                                                            1,355,000                1,384,783



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MAINE--1.9%

Maine Municipal Bond Bank

   5.30%, 11/1/2013                                                                           2,000,000                2,053,000

MARYLAND--3.2%

Northeast Waste Disposal Authority, RRR

   (Baltimore Resco Retrofit) 4.75%, 1/1/2012                                                 2,910,000                2,586,612

Prince Georges County, Revenue

  (Dimensions Health Corporation):

      5.10%, 7/1/2006                                                                         1,000,000                  715,740

      5.375%, 7/1/2014                                                                          250,000                  135,098

MICHIGAN--1.9%

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,137,440

Michigan Hospital Finance Authority, HR

   (Genesys Health System) 7.10%, 10/1/2002                                                     860,000                  908,040

MINNESOTA--1.7%

Minneapolis and St. Paul Metropolitan Apartments Commission

   4.50%, 1/1/2015                                                                            1,890,000                1,806,311

MISSISSIPPI--1.0%

Mississippi, Capital Improvement

   5.625%, 8/1/2013 (Prerefunded 8/1/2005)                                                    1,000,000  (a)           1,074,290

MISSOURI--2.3%

Branson Reorganization School District Number R-4

  (School District Direct Deposit Program)

   4.375%, 3/1/2018 (Insured; AMBAC)                                                          1,350,000                1,223,140

North Kansas City, HR 4.50%, 11/15/2015 (Insured; AMBAC)                                      1,325,000                1,251,860

NEW JERSEY--.9%

Hamilton Township 4.30%, 10/1/2010 (Insured; FGIC)                                            1,025,000                1,026,968

NEW YORK--1.0%

New York State Thruway Authority,

  Service Contract Revenue

   (Local Highway and Bridge) 5.75%, 4/1/2006                                                 1,000,000                1,079,140

NORTH CAROLINA--3.3%

Charlotte, COP (Convention Center)

   5.25%, 12/1/2013 (Insured; AMBAC)                                                          2,150,000                2,211,275

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000                1,400,925

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO--5.8%

Alliance, Sewer System Revenue

   6%, 10/15/2010 (Insured; AMBAC)                                                            2,060,000                2,241,568

Hamilton County Economic Development, MFHR

   5.50%, 1/1/2012 (Collateralized; FNMA)                                                     1,420,000                1,449,394

Northeast Regional Sewer District, Wastewater Revenue

   5.50%, 11/15/2012 (Insured; AMBAC)                                                         2,500,000                2,629,025

OKLAHOMA--.7%

Oklahoma Development Finance Authority,
  Health Facilities Revenue (Oklahoma Hospital Association)

   5.125%, 6/1/2012 (Insured; AMBAC)                                                            785,000                  815,591

PENNSYLVANIA--30.8%

Allegheny County Hospital Development Authority, Revenue

   (UPMC Health Systems) 4.625%, 12/15/2015                                                   3,360,000                3,200,736

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011                                            1,000,000                  912,360

Big Beaver Falls Area School District

   5.25%, 3/15/2015                                                                           2,000,000                2,034,540

Butler County Hospital Authority, Health Center Revenue

   (St. Francis Health Care Project) 6%, 5/1/2008                                             1,860,000                1,752,752

Cambria County

   6.625%, 8/15/2014                                                                          3,550,000                3,923,247

Coatesville Area School District

   4.60%, 10/1/2012 (Insured; FSA)                                                            1,185,000                1,191,245

Crawford School District

   4.40%, 2/15/2012                                                                           1,480,000                1,462,107

Dubois Area School District

   3.40%, 11/15/2001 (Insured; FSA)                                                           1,140,000                1,141,037

Harrisburg Authority, Office and Parking Revenue:

   5.50%, 5/1/2005                                                                              650,000                  640,562

   5.75%, 5/1/2008                                                                            1,000,000                  981,790

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                1,142,075

Northhampton County Hospital Authority, Revenue

   (Easton Hospital) 6.90%, 1/1/2002                                                            525,000                  526,460

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              150,000                  155,769

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating A) 6.40%, 1/1/2009                                             1,000,000                  994,430



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational Facilities Authority, Revenue:

   University Health Services 5.35%, 1/1/2008                                                 4,500,000                4,552,290

   UPMC Health System 4.65%, 8/1/2012                                                         1,920,000                1,918,752

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program)

   5.50%, 6/15/2011 (Insured; FGIC)                                                           1,300,000                1,365,260

Philadelphia Hospitals and Higher Education Facilities Authority,

  Revenue (Northwestern Corp.)

   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                     1,055,000  (a)           1,130,327

Philadelphia Redevelopment Authority, MFHR

   (Schuylkill Apartments) 5.10%, 12/1/2003                                                   3,000,000                3,030,870

West Jefferson Hills School District,

   5.25%, 8/1/2015 (Insured; FGIC)                                                            1,280,000                1,291,674

RHODE ISLAND--1.0%

Rhode Island, Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,052,240

TENNESSEE--.9%

Blount County, HR 4.50%, 7/1/2011 (Insured; AMBAC)                                            1,000,000                  997,080

TEXAS--4.4%

Brazos Higher Education Authority, Student Loan Revenue

   6.20%, 12/1/2002                                                                             180,000                  186,529

Irving Hospital Authority, HR (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,767,209

Mesquite Health Facilities Development Corporation,

  Retirement Facilities Revenue (Christian Retirement Facility):

      5.70%, 2/15/2002                                                                          285,000                  285,855

      5.80%, 2/15/2003                                                                          315,000                  317,007

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC, Escrowed to Maturity)                                       145,000                  156,475

   6.30%, 5/15/2004 (Insured; FGIC)                                                             855,000                  898,349

Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,134,703

UTAH--1.4%

Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010 (Insured; MBIA)                                                           1,450,000                1,571,423

VIRGINIA--1.3%

Brunswick County Industrial Development Authority,

   Correctional Facility LR 5.55%, 7/1/2008 (Insured; MBIA)                                   1,325,000                1,439,255

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WASHINGTON--1.1%

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,241,513

WEST VIRGINIA--1.4%

West Virginia Hospital Finance Authority, HR

  (West Virginia Universtiy Hospital)

   4.40%, 6/1/2010 (Insured; AMBAC)                                                           1,490,000                1,477,052

WISCONSIN--2.3%

Kenosha, Zero Coupon, 10/15/2008 (Insured; MBIA)                                              2,000,000                1,429,480

Wisconsin, Transportation Revenue 5.40%, 7/1/2004                                             1,000,000                1,020,750

WYOMING--.8%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  863,140

U.S. RELATED--7.7%

Puerto Rico Commonwealth Highway and Transportation

  Authority, Highway Revenue

   5.40%, 7/1/2006                                                                            8,000,000                8,351,440

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $100,379,843)                                                                                               102,941,282
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.1%
-----------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.0%

Stevenson Industrial Development Board, VRDN

   (Mead Corp.) 3.15%                                                                         1,100,000  (b)           1,100,000

MINNESOTA--2.1%

Minneapolis & St. Paul Housing & Redevelopment Authority,

   VRDN (Childrens Health) 3.20%                                                              2,300,000  (b)           2,300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,400,000)                                                                                                   3,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $103,779,843)                                                             98.1%              106,341,282

CASH AND RECEIVABLES (NET)                                                                         1.9%                2,058,791

NET ASSETS                                                                                       100.0%              108,400,073



Summary of Abbreviations

AMBAC               American Municipal Bond
                       Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                       Company

FNMA                Federal National Mortgage
                       Association

FSA                 Financial Security Assurance

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                       Insurance Corporation

MFHR                Multi-Family Housing Revenue

RRR                 Resources Recovery Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              59.4

AA                               Aa                              AA                                               10.7

A                                A                               A                                                13.8

BBB                              Baa                             BBB                                               7.9

BB                               Ba                              BB                                                1.8

F-1+ & F-1                       MIG1, VMIG1, & P1               SP1 & A1                                          3.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     3.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES  PAYABLE  ON  DEMAND.  THE  INTEREST  RATE,  WHICH IS SUBJECT TO
     CHANGE,  IS BASED  UPON BANK  PRIME  RATES OR AN INDEX OF  MARKET  INTEREST
     RATES.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           103,779,843   106,341,282

Cash                                                                    862,235

Interest receivable                                                   1,222,121

Receivable for shares of Common Stock subscribed                         18,500

Prepaid expenses                                                         10,567

                                                                    108,454,705
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            30,238

Accrued expenses and other liabilities                                   24,394

                                                                         54,632
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      108,400,073
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     105,106,135

Accumulated net realized gain (loss) on investments                     732,499

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             2,561,439
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      108,400,073
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)       8,050,283

NET ASSET VALUE, offering and redemption price per share ($)              13.47

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,572,056

EXPENSES:

Management fee--Note 3(a)                                              301,633

Shareholder servicing costs--Note 3(b)                                  62,522

Professional fees                                                       12,293

Registration fees                                                        8,075

Custodian fees                                                           5,979

Prospectus and shareholders' reports                                     3,844

Directors' fees and expenses--Note 3(c)                                  1,904

Loan commitment fees--Note 2                                               412

Miscellaneous                                                            7,122

TOTAL EXPENSES                                                         403,784

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (177,147)

NET EXPENSES                                                           226,637

INVESTMENT INCOME--NET                                               2,345,419
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                928,845

Net unrealized appreciation (depreciation) on investments            2,557,908

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,486,753

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,832,172

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001          Year Ended
                                              (Unaudited)     August 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,345,419           4,839,893

Net realized gain (loss) on investments           928,845              32,925

Net unrealized appreciation (depreciation)
   on investments                               2,557,908           1,015,414

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,832,172           5,888,232
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,345,419)          (4,839,893)

Net realized gain on investments                (214,434)             (77,216)

TOTAL DIVIDENDS                               (2,559,853)          (4,917,109)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  22,294,680          20,024,320

Dividends reinvested                            1,936,809           3,723,719

Cost of shares redeemed                      (18,416,329)         (35,750,983)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             5,815,160          (12,002,944)

TOTAL INCREASE (DECREASE) IN NET ASSETS        9,087,479          (11,031,821)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            99,312,594          110,344,415

END OF PERIOD                                 108,400,073           99,312,594
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,680,683           1,579,596

Shares issued for dividends reinvested            146,785             293,677

Shares redeemed                               (1,395,403)          (2,819,002)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     432,065            (945,729)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                          Six Months Ended

                                         February 28, 2001                                   Year Ended August 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.04         12.88         13.56         13.25          12.83         12.95

Investment Operations:

Investment income--net                                 .30           .62           .61           .63            .66           .65

Net realized and unrealized
   gain (loss) on investments                          .46           .17          (.58)           .47           .45          (.12)

Total from Investment Operations                       .76           .79           .03           1.10          1.11           .53

Distributions:

Dividends from investment
   income--net                                        (.30)         (.62)         (.61)          (.63)         (.66)         (.65)

Dividends from net realized
   gain on investments                                (.03)         (.01)         (.10)          (.16)         (.03)           --

Total Distributions                                   (.33)         (.63)         (.71)          (.79)          (.69)         (.65)

Net asset value, end of period                       13.47         13.04         12.88          13.56          13.25         12.83
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     11.98(a)       6.36           .11           8.51           8.95          4.07
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .45(a)         .45           .45            .45            .24           .39

Ratio of net investment income
   to average net assets                             4.67(a)        4.86          4.55           4.68           5.07          5.01

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                         .35(a)         .34           .33            .36           .56           .46

Portfolio Turnover Rate                             22.04(b)       40.46         60.65          15.38         64.65         54.99
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     108,400        99,313       110,344         92,661        66,372        46,598

(A) ANNUALIZED.

(B) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried a fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,246 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the The Portfoli

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $177,147 during the period ended February 28, 2001.

(b) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts,  such  as  answering shareholder inquiries regarding the portfolio and
providing    reports    and    other

information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2001, the portfolio was charged $52,732 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 28, 2001, the portfolio was charged $6,459 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2001, amounted to $23,026,048 and $21,664,152, respectively.

At February 28, 2001, accumulated net unrealized appreciation on investments was $2,561,439, consisting of $3,299,621 gross unrealized appreciation and $738,182 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                       The Portfolio

Notes

                                                           For More Information

                        Dreyfus BASIC Intermediate Municipal Bond Portfolio 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  126SA0201



Dreyfus

BASIC New Jersey Municipal Money Market Portfolio

SEMIANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Portfolio Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC

                                                           New Jersey Municipal

                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC New Jersey Municipal Money Market Portfolio, covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while many longer term asset prices declined. The overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Portfolio perform during the period?

For the six-month period ended February 28, 2001, the portfolio produced an annualized yield of 3.56%. Taking into account the effects of compounding, the
portfolio    provided   an   annualized   effective   yield   of   3.62%  .(1)

What is the portfolio's investment approach?

The portfolio seeks a high level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The portfolio also seeks to maintain a stable $1.00 share price.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which should position the portfolio to purchase new securities with higher yields should higher yields materialize as a result of the increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio's average weighted maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain then current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by changes in economic growth, monetary policy and supply-and-demand factors during the reporting period.

When the reporting period began on September 1, 2000, evidence had emerged that the Federal Reserve Board's (the "Fed") previous rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November and December.

In January of 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by half a percentage point at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another half-point at its scheduled meeting at the end of January. Yields of tax-exempt money market instruments moved sharply lower in this new environment.

Despite slower growth, many states and municipalities continued to enjoy higher tax revenues over the six-month period, curtailing their need to borrow. Yet at the same time, demand for tax-exempt money market instruments was very strong from individual investors seeking to protect wealth from heightened volatility in the stock market. At the beginning of the new year, with so much cash flowing from the stock market into tax-exempt money market funds, yields dropped sharply.

In this environment, we generally maintained the portfolio's average weighted maturity at a point that was considerably longer than other New Jersey municipal money market funds. This positioning proved advantageous because it enabled us to lock in then prevailing higher yields as short-term interest rates fell.


From a security selection standpoint, we focused primarily on smaller blocks of securities issued by New Jersey school districts, counties and other municipalities. At the same time, we have reduced the portfolio's exposure to variable-rate demand notes, which feature floating rates that are reset daily or weekly.

What is the portfolio's current strategy?

As of the end of the reporting period, we maintained the portfolio's relatively long average weighted maturity in order to lock in prevailing yields for as long as we deem practical if, as we expect, interest rates continue to decline

In addition, we have maintained a "laddered" portfolio of municipal securities. These holdings mature in stages over the next 12 months, potentially protecting the portfolio against unexpected changes in interest rates. Of course, markets, strategy and portfolio composition can change at any time.

March 15, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.4%                                                               Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Atlantic City Board of Education, GO Notes

   6%, 12/1/2001 (Insured; AMBAC)                                                               200,000                  202,927

Bayonne Municipal Utilities Authority, Sewer Revenue

   (Sewer Project) 4.25%, 5/7/2001                                                            2,500,000                2,502,557

Bergen County, GO Notes

   General Improvement 5.55%, 12/1/2001                                                         100,000                  101,133

Township of Bernards, GO Notes, BAN 4.625%, 8/30/2001                                         1,000,000                1,001,550

Bloomingdale, GO Notes 4.35%, 3/1/2002 (Insured; FGIC)                                          210,000                  211,985

Burlington County, GO Notes, BAN 5.25%, 6/8/2001                                                447,000                  447,636

Camden County, GO Notes, Refunding

   5.40%, 6/1/2001 (Insured; MBIA)                                                              120,000                  120,293

Clayton Borough School District, GO Notes

   7.85%, 11/1/2001 (Insured; AMBAC)                                                            330,000                  337,368

City of Clifton, GO Notes, BAN 4.75%, 3/29/2001                                               1,000,000                1,000,375

Dover Township, GO Notes 5%, 4/1/2001 (Insured; FSA)                                            370,000                  370,230

Gloucester County Industrial Pollution Control Finance Authority
   PCR, Refunding, VRDN (Monsanto) 3%                                                         3,600,000  (a)           3,600,000

Township of Gloucester, GO Notes

   4.25%, 2/1/2002 (Insured; FGIC)                                                              400,000                  403,419

Township of Hainesport, GO Notes, BAN 4.45%, 11/20/2001                                       2,500,000                2,500,000

Harrison, GO Notes, BAN:

   4.25%, 12/14/2001                                                                          1,449,225                1,450,323

   4.625%, 12/14/2001                                                                         1,326,851                1,330,609

Hillside Township, GO Notes

   4.70%, 6/15/2001 (Insured; MBIA)                                                             300,000                  300,205

Township of Jefferson, GO Notes

   5.45%, 10/1/2001 (Insured; AMBAC)                                                            440,000                  442,490

Linden, GO Notes 4.40%, 1/15/2002 (Insured; FSA)                                                370,000                  373,322

Borough of Little Ferry, GO Notes:

   BAN 5%, 8/2/2001                                                                             627,000                  628,467

   Refunding 5%, 8/2/2001                                                                       500,000                  501,170

Margate City, GO Notes 5.05%, 7/15/2001 (Insured; AMBAC)                                        150,000                  151,053

Mendham School District, GO Notes 4%, 3/1/2002                                                  300,000                  301,755

Mercer County, GO Notes 5%, 9/1/2001                                                            500,000                  504,097

Middlesex County, GO Notes:

  (County Vocational Technical School)

      4.25%, 1/15/2002                                                                          100,000                  100,511

   General Improvement:

      4.75%, 8/1/2001                                                                           100,000                  100,161

      4.25%, 1/15/2002                                                                        1,375,000                1,382,025

      4.05%, 2/1/2002 (Insured; MBIA)                                                           150,000                  151,217


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Middlesex County Utilities Authority, Solid Waste

   System Revenue 6.10%, 12/1/200I (Insured; FGIC)                                              100,000                  101,991

Monmouth County, GO Notes:

   4.75%, 7/15/2001                                                                           1,075,000                1,076,936

   6.90%, 8/1/2001                                                                              500,000                  505,149

   Refunding 4.50%, 8/1/2001                                                                    375,000                  375,681

Monmouth County Improvement Authority:

  LR (Middletown Board of Education Project)

      5%, 8/1/2001                                                                              865,000                  867,338

   Revenue, Governmental Loan

      4.10%, 12/1/2001 (Insured; AMBAC)                                                         100,000                  100,624

Morristown, BAN 5%, 4/30/2001                                                                 1,450,000                1,451,370

Mount Laurel Township, GO Notes

   5.30%, 10/1/2001 (Insured; FSA)                                                              225,000                  226,144

City of New Brunswick, GO Notes:

   BAN 4.85%, 8/31/2001                                                                       2,370,000                2,375,815

   Temporary Notes 4.80%, 8/31/2001                                                           1,900,000                1,903,487

State of New Jersey:

   CP 4.35%, 3/15/2001 (Liquidity Facility:
      Bank of Nova Scotia, Commerzbank and
      Toronto-Dominion Bank)                                                                  3,000,000                3,000,000

   GO Notes:

      4%, 4/1/2001                                                                              300,000                  300,234

      7%, 4/1/2001                                                                            1,075,000                1,077,745

      7%, 4/1/2001                                                                              500,000  (b)             505,315

      6.70%, 9/15/2001                                                                          160,000  (b)             163,490

      Refunding 5.30%, 2/15/2002                                                                100,000                  101,684

New Jersey Economic Development Authority:

   LR (Performing Arts Center Site)
      6.75%, 6/15/2001                                                                          235,000  (b)             242,019

   Market Transition Facilities Revenue

      5.25%, 7/1/2001 (Insured; MBIA)                                                         1,100,000                1,103,408

   Revenue, Municipal Loan Pool

      5.25%, 11/15/2001 (Insured; FSA)                                                          980,000                  985,713

   Transit Revenue (Transportation Project)

      5%, 5/1/2001 (Insured; FSA)                                                               600,000                  600,640

   VRDN:

      EDR:

         (ARND LLC Project):
            3.15% (LOC; First Union National Bank)                                              395,000  (a)             395,000

            3.45% (LOC; First Union National Bank)                                            5,005,000  (a)           5,005,000

         (AVP Realty Holdings)

            3.15% (LOC; PNC Bank)                                                               650,000  (a)             650,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority (continued):

  VRDN (continued):

    EDR (continued):

         (Black Horse Pike Limited Project) 3.67%                                             5,400,000  (a)           5,400,000

         (Center For Aging--Applewood Estates Project)

            3.66% (LOC; Fleet Bank)                                                           5,000,000  (a)           5,000,000

         (Fieldstone Corporation)

            3.15% (LOC; PNC Bank)                                                               800,000  (a)             800,000

         (Guttenplans Bakery Inc.)

            3.15% (LOC; PNC Bank)                                                               200,000  (a)             200,000

         (Steel Craft Industries Corporation Project)

            3.55% (LOC; First Union National Bank)                                            2,800,000  (a)           2,800,000

         (South Van Brunt Properties LLC)

            3.55% (LOC; First Union National Bank)                                            2,255,000  (a)           2,255,000

         (The Center School Project)

            3.10% (LOC; Fleet Bank)                                                           1,610,000  (a)           1,610,000

         (Wearbest SIL--Tex Mills Project):

            3.35% (LOC; The Bank of New York)                                                 3,945,000  (a)           3,945,000

            3.75% (LOC; The Bank of New York)                                                    55,000  (a)              55,000

      Refunding:

         (Airis Newark LLC Project)

            3.35% (Insured; AMBAC and Liquidity

            Facility; Kredietbank)                                                            5,400,000  (a)           5,400,000

         (RDR Investment Co. LLC)

         3.55% (LOC; First Union National Bank)                                                 500,000  (a)             500,000

      Natural Gas Facilities Revenue, Refunding

         (Natural Gas Co. Project)

         3.20% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                                5,000,000  (a)           5,000,000

      Revenue (U.S. Golf Association Project)

         3.40% (LOC; PNC Bank)                                                                2,400,000  (a)           2,400,000

      Thermal Energy Facilities Revenue

         (Thermal Energy Limited Partnership)

         3% (LOC; Bank One Corp.)                                                             3,000,000  (a)           3,000,000

New Jersey Educational Facilities Authority, College and

  University Revenue:

    (Princeton University):

         4.75%, 7/1/2001                                                                        340,000                  340,377

         5.375%, 7/1/2001                                                                       100,000                  100,315

      VRDN (Caldwell College) 3.30% (LOC; Allied Irish Banks)                                 4,035,000  (a)           4,035,000

New Jersey Health Care Facilities Financing Authority, Revenues

  VRDN:

    Hospital Capital Asset Financing:

         3.20%, Series A (LOC; Chase Manhattan Bank)                                          2,500,000  (a)           2,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

New Jersey Health Care Facilities Financing Authority

  Revenues, VRDN (continued):

    Hospital Capital Asset Financing (continued):

         3.20%, Series B (LOC; Chase Manhattan Bank)                                            100,000  (a)             100,000

         3.20%, Series D (LOC; Chase Manhattan Bank)                                          3,000,000  (a)           3,000,000

      (St. Peters University Hospital)

         3.05% (LOC; Summit Bank)                                                             1,900,000  (a)           1,900,000

New Jersey Housing and Mortgage Finance Agency, MFHR

   Refunding 4.30%, 11/1/2001 (Insured; FSA)                                                  1,000,000                1,006,862

New Jersey State Transit Corporation:

   COP 5%, 9/15/2001 (Insured; AMBAC)                                                           595,000                  598,285

   GAN:

      Grant Revenue 5%, 2/1/2002 (Insured; AMBAC)                                               700,000                  701,059

      Transit Revenue:

         4.90%, 9/1/2001 (Insured; FSA)                                                       1,670,000                1,679,595

         5.25%, 9/1/2001 (Insured; FSA)                                                         735,000                  737,456

New Jersey State Transportation Trust Fund Authority

  (Transportation System):

    Revenues:

         4.60%, 6/15/2001                                                                       250,000  (b)             250,315

         5%, 6/15/2001                                                                          200,000                  200,223

      Transit Revenue:

         4.25%, 6/15/2001                                                                     1,000,000                1,003,579

         6%, 6/15/2001                                                                          250,000  (b)             251,048

New Jersey Turnpike Authority, Turnpike Revenue

  VRDN (Merlots) 3.20% (Insured; MBIA and Liquidity

   Facility; First Union National Bank)                                                       3,580,000  (a)           3,580,000

North Plainfield, GO Notes

   4.90%, 6/15/2001(Insured; FSA)                                                               200,000                  200,395

Pennsauken Township, GO Notes:

   BAN 4.68%, 6/19/2001                                                                       1,855,000                1,855,157

   School District:

      4.75%, 4/1/2001(Insured; FGIC)                                                            100,000                  100,051

      4.70%, 7/15/2001                                                                          225,000                  225,196

Port Authority of New York and New Jersey:

   CP 3.45%, 4/10/2001 (LOC; Bank of Nova Scotia)                                               100,000                  100,000

   Revenue 5.50%, 10/15/2001 (Insured; MBIA)                                                    245,000                  246,627

   Special Obligation Revenue, VRDN (Merlot)

      3.25% (Insured; MBIA and Liquidity Facility;

      First Union Bank)                                                                       2,430,000  (a)           2,430,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Salem County Pollution Control Financing Authority, VRDN:

   Industrial Revenue (EI Dupont) 4.30%                                                         100,000  (a)             100,000

   PCR, Refunding (Public Service Electric and Gas)

      3% (BPA; Union Bank of Switzerland and Insured; MBIA)                                   5,700,000  (a)           5,700,000

South Brunswick Township, GO Notes, BAN 4.65%, 11/1/2001                                      1,900,000                1,903,041

South Orange Village Township, GO Notes

   Capital Improvement 4.30%, 9/15/2001                                                         125,000                  125,060

Sparta Township, GO Notes:

   4.75%, 1/1/2002 (Insured; FGIC)                                                              290,000                  291,057

   BAN 3.50%, 1/18/2002                                                                       2,510,244                2,519,929

Union County Improvement Authority, LR, BAN

   (Train Station Project) 3.70%, 2/14/2002                                                   1,000,000                1,003,058

Township of Vernon, GO Notes, BAN 4.85%, 7/27/2001                                            2,049,000                2,052,974

West Windsor Plainsboro Regional School District

   GO Notes 4.50%, 9/15/2001                                                                    100,000                  100,000

Township of Woodbridge, GO Notes, BAN 4.625%, 7/27/2001                                       2,000,000                2,002,448
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $124,935,768)                                                            100.4%              124,935,768

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.4%)                (465,510)

NET ASSETS                                                                                       100.0%              124,470,258



Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

BPA                       Bond Purchase Agreement

COP                       Certificate of Participation

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 52.6

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       20.7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    26.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           124,935,768   124,935,768

Interest receivable                                                   1,140,544

Prepaid expenses                                                          6,661

                                                                    126,082,973
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            42,487

Cash overdraft due to Custodian                                         530,066

Payable for investment securities purchased                           1,017,637

Accrued expenses                                                         22,525

                                                                      1,612,715
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,470,258
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,471,046

Accumulated net realized gain (loss) on investments                       (788)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,470,258
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       124,471,046

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,487,780

EXPENSES:

Management fee--Note 2(a)                                              310,661

Shareholder servicing costs--Note 2(b)                                  37,729

Professional fees                                                       13,182

Custodian fees                                                           7,005

Prospectus and shareholders' reports                                     3,456

Registration fees                                                        3,400

Directors' fees and expenses--Note 2(c)                                  2,059

Miscellaneous                                                            5,015

TOTAL EXPENSES                                                         382,507

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (102,312)

NET EXPENSES                                                           280,195

INVESTMENT INCOME--NET                                               2,207,585
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  1,117

Net unrealized appreciation (depreciation) on investments                 (77)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   1,040

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,208,625

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001          Year Ended
                                              (Unaudited)     August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,207,585            3,860,415

Net realized gain (loss) from investments           1,117                1,974

Net unrealized appreciation (depreciation)
   of investments                                    (77)                   77

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,208,625            3,862,466
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,207,585)          (3,860,415)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  49,596,444         124,380,916

Dividends reinvested                            2,161,414           3,736,625

Cost of shares redeemed                      (49,628,988)        (117,725,586)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  2,128,870           10,391,955

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,129,910           10,394,006
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           122,340,348          111,946,342

END OF PERIOD                                 124,470,258          122,340,348

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio's financial statements.



                                         Six Months Ended

                                        February 28, 2001                                  Year Ended August 31,
                                                                   -----------------------------------------------------------------

                                               (Unaudited)          2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00        1.00

Investment Operations:

Investment income--net                                 .018          .033          .026          .030           .031        .025

Distributions:

Dividends from investment
   income-net                                         (.018)        (.033)        (.026)        (.030)         (.031)      (.025)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.59(b)       3.32         2.62           3.01           3.17        3.38(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .45(b)        .45          .45            .45            .36         .06(b)

Ratio of net investment income
   to average net assets                              3.55(b)       3.27         2.59           2.97           3.12        3.25(b)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            .16(b)         .18          .20           .19            .27          .68(b)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     124,470       122,340      111,946       118,622        136,553        100,248

(A) FROM DECEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the " fund") which is registered under the Investment Company Act of 1940 as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of
the    fund's   shares   which   are   sold   without   a   sales   charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the portfolio.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio has an unused capital loss carryover of $1,905 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. If not applied, the carryover expires in fiscal 2007.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $102,312 during the period ended February 28, 2001.

(b) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2001, the portfolio was charged $30,772 pursuant to the Shareholder Services Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 28, 2001, the portfolio was charged $4,660 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                       The Portfolio

NOTES


                                                           For More Information

                        Dreyfus BASIC New Jersey Municipal Money

                        Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  127SA0201